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                               AMENDMENT NO. 2 TO
                                  APPENDIX D OF
                      THE AMENDED AND RESTATED MUTUAL FUND
                         CUSTODY AND SERVICES AGREEMENT



VOYAGEUR INSURED FUNDS
         Delaware Minnesota Insured Fund
         Delaware Tax-Free Arizona Insured Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
         Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR INVESTMENT TRUST
         Delaware Tax-Free California Insured Fund
         Delaware Tax-Free Florida Fund
         Delaware Tax-Free Florida Insured Fund
         Delaware Tax-Free Missouri Insured Fund
         Delaware Tax-Free Oregon Insured Fund

VOYAGEUR MUTUAL FUNDS
         Delaware Minnesota High-Yield Municipal Bond Fund
         Delaware National High-Yield Municipal Bond Fund
         Delaware Tax-Free Arizona Fund
         Delaware Tax-Free California Fund
         Delaware Tax-Free Idaho Fund
         Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
         Delaware Tax-Free Colorado Fund

VOYAGEUR MUTUAL FUNDS III
         Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) Delaware Select Growth Fund

VOYAGEUR TAX FREE FUNDS
         Delaware Tax-Free Minnesota Fund

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.



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DELAWARE GROUP EQUITY FUNDS III
         Delaware Small-Cap Growth Fund
         Delaware Health Care Fund

DELAWARE GROUP INCOME FUNDS
         Delaware Core Bond Fund

DELAWARE POOLED TRUST
         The Core Focus Fixed Income Portfolio
         The Core Plus Fixed Income Portfolio
         The Small-Cap Growth II Equity Portfolio


                                       DELAWARE INVESTMENTS FAMILY OF FUNDS ON
                                       BEHALF OF EACH SERIES SET FORTH ON
                                       APPENDIX D ATTACHED HERETO.

                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:



                                       MELLON BANK, N.A.

                                       By:
                                           -----------------------------------
                                       Name:
                                       Title: